1901 Mayview Road, PO Box A Bridgeville, PA 15017
412.221.3300 412.221.6585 FAX

September 29, 2004

Certified Letter 7001 1940 0005 1353 7295

Ronald H. Scott and Frank J. Scott
t/d/b/a St. Clair Leasing Co.
1040 St. Mellion Drive
Nevillewood, PA 15142
Attn: Ronald H. Scott

Gentlemen:

     This letter is to provide St. Clair Leasing Company official notification of our intent to exercise our option to renew our current lease as provided under Section 33 as amended for an additional term of 42 months.

Regards,

/s/ Ted Nowlen

Cc:	Mark Christman, Esquire Tom Murray, Esquire Kirby Taylor